UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2015

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Annual Report  |  August 31, 2015

Performance Trust Strategic Bond
Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbol: PTIMX, PTRMX)

© 2015 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance:  8/29/2014 – 8/31/2015

As of August 31, 2015, the Performance Trust Strategic Bond Fund (“PTIAX” or the “Fund”) has completed its fifth year in operation.  Over the past year, the Fund posted a gain of 3.13% (assuming dividends were reinvested) compared to 1.56% for the Barclays Capital U.S. Aggregate Bond Index.  Below, we highlight some of the drivers of the Fund’s performance, and discuss strategy going forward.

As a total return bond fund, PTIAX invests in the sectors of the fixed income markets that we believe offer the best value and potential total return through interest income and capital appreciation.  Over the past year, the Fund was largely invested in non-agency residential mortgage backed securities (“non-agency mortgages”) and municipal bonds, both taxable and tax-exempt.  We attribute our outperformance of the Barclays Capital U.S. Aggregate Bond Index largely to our allocation decision.  Our Shape Management® methodology clearly identified non-agency mortgages as the most efficient way to take credit risk, and municipal bonds as the most efficient way to take interest rate risk.

Interest rates were mixed to unchanged during the period, with Treasuries trading within a fairly narrow range.  Long rates ended down a bit and short rates up a bit with the four-year spot on the curve serving as the pivot point.  The spread on the ten-year to the two-year spot on the Treasury curve went from 1.85% to 1.48%.

A flatter yield curve generally makes it more difficult to take interest rate risk efficiently.  As a result, we marginally increased our allocation to non-agency mortgages and other structured credit throughout the year.  We regard these asset classes as being among the least sensitive to changes in interest rates.

Despite the benign Treasury rate environment, spreads on both investment grade (IG) and high yield (HY) bonds widened during the period – IG by approximately 0.24% and HY by approximately 0.82%.  This largely explains the Barclays Capital U.S. Aggregate Bond Index underperformance of treasuries during the period, as more than half of the index is made up of spread product.  While PTIAX was not immune to this spread widening, it impacted our municipal allocation (roughly 40% of the Fund) much more than it did our structured credit allocation (more than 50% of the Fund).  The bulk of the structured credit allocation is made up of seasoned fixed-rate Alt-A collateral (fixed-rate mortgages issued pre-crisis with credit characteristics between Prime and Subprime).  According to Citigroup research, who tracks the entire universe of mortgage collateral, prices on this cohort were nearly unchanged during the period.  As a result, the municipal portion of the Fund returned roughly 2% during the period, while the structured credit portion returned more than 5%.

Looking Forward

The spread widening mentioned earlier certainly has our attention.  As this is being written, IG corporate spreads are at the widest levels (0.88% for a five-year) we have seen since the middle of 2013.  If this continues, and we conclude that corporate fundamentals remain solid, it may prompt an allocation into an asset class we have generally avoided.  We have typically preferred taxable municipal bonds to corporate IG as we believe the credits are more stable and they typically trade at wider spreads.  The trade-off occurs in the form of liquidity.  But if spreads continue to widen, it may make sense to allocate into the more liquid corporate market.  We are watching these developments closely.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Fed Chair Janet Yellen continues to maintain that rates will likely begin to rise later this year.  We believe this largely explains the yield curve flattening that has already taken place, and while we do not make interest rate predictions, we think even more flattening is likely once the Fed actually begins to move.  As previously discussed, yield curve positioning is an important part of our investment process, and a meaningfully flatter yield curve would almost certainly require changes to the portfolio.  Some of those changes would occur within asset classes and some of those changes would come in the form of allocation percentages.

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance:  8/29/2014 – 8/31/2015

For the year ended August 31, 2015, PTIMX returned 3.41% and PTRMX returned 3.29% (assuming dividends were reinvested).  PTIMX’s and PTRMX’s performance compares favorably to the Barclays Capital U.S. Municipal Aggregate Index, which returned 2.52% over the same period.  Our total return investment process directed us to bonds that throw off higher levels of income on the steepest parts of the yield curve.  While rates rose 0.09% on AAA municipal bonds maturing in 10 years (potentially negatively impacting bond prices), the Performance Trust Municipal Bond Fund (the “Fund”) benefitted from higher levels of carry and from rolling a steep yield curve, leading the Fund to outperform over the period.

However, the Fund’s 6.5% exposure to New Jersey credits constrained the Fund’s performance during the year.  The state of New Jersey continued to show signs of financial weakness as state government used non-recurring tactics, such as underfunding its pension system, to balance its budget.  As a result, the rating agencies downgraded the state’s credit rating and credit spreads widened.  Although the Fund’s direct exposure to the state government of New Jersey was low, credit spread widening spilled over into state related credit as well.  We estimate that our New Jersey exposure returned negative 0.25% over the period.  We have since reduced our New Jersey exposure to 3.4% as we expect more financial troubles ahead.

The market environment over the period was marked with high levels of volatility and uncertainty.  The 10-year AAA municipal rates fell as low as 1.72% at the end of January 2015 and rose to as high as 2.38% in June 2015, a difference of 0.66%.  Further, pressure was being applied to the municipal market through large new issue calendars.  New issue supply year-to-date in August 2015 was 40% above supply for the same time a year ago.  New supply inundating the market forced deals to trade with concessions and slowed secondary trading (down 7% in August 2015 year-to-date). Also impacting the municipal market were falling oil prices (potential impact on municipal revenues), general economic  uncertainty emanating from China, credit headlines from Puerto Rico/Chicago/Illinois/New Jersey/Philadelphia, and the Federal Reserve evidently finally ready to begin raising interest rates.  The Fund’s management was able to address the interest rate volatility and the credit uncertainty by assessing bonds over medium term horizons in terms of both interest rate sensitivity and credit quality, respectively.

As we look ahead, we think much of the uncertainty is likely to continue (especially out of China) and volatility will likely be present at least until Fed policy becomes clearer.  Consequently, we will continue to manage the Fund over a medium term horizon, looking for bonds with optimal total return footprints that look attractive in a variety of reasonable rate scenarios.  Additionally, we have begun to see municipal credit spreads widen, but we believe that it is still too early to begin to increase credit risk.  Finally, we expect the size of new issue supply to moderate over the next couple of months which should refocus the market’s attention to the secondary market.  We will scout bonds in the secondary market that we believe could benefit from price discovery.  We believe our disciplined total return approach, which is generally agnostic to interest rates, has served our investors well and will continue to do so through volatile and uncertain times.

Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2015 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund (Unaudited)
Total Return vs. Barclays Capital U.S. Aggregate Bond Index

Total Returns—For the Year Ended August 31, 2015 (Unaudited)

			ANNUALIZED
			SINCE INCEPTION
	ONE YEAR	THREE YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic Bond Fund	3.13%	4.79%	7.22%
Barclays Capital U.S. Aggregate Bond Index	1.56%	1.53%	2.98%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Barclays Capital U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2015

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Year Ended August 31, 2015 (Unaudited)

			ANNUALIZED
			SINCE INCEPTION
	ONE YEAR	THREE YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund -–
Institutional Class	3.41%	4.06%	7.21%
Barclays Capital U.S. Municipal Bond Index	2.52%	2.83%	4.79%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on June 30, 2011, the inception date for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Retail Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Year Ended August 31, 2015 (Unaudited)

		ANNUALIZED
		SINCE INCEPTION
	ONE YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Retail Class	3.29%	3.70%
Barclays Capital U.S. Municipal Bond Index	2.52%	2.70%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Retail Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2015

*	For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2015

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $161,362,174 and $73,797,931, respectively)	$162,454,759	$75,988,632
Dividend and interest receivable	935,383	532,692
Receivable for investments sold	1,048,117	—
Receivable for Fund shares sold	368,667	841,510
Other assets	8,613	23,102
Total Assets	164,815,539	77,385,936

Liabilities
Payable for investments purchased	39,789	3,581,880
Payable for Fund shares redeemed	159,795	—
Payable to custodian	5,417	—
Line of credit payable	55,000	—
Payable to Adviser	85,156	3,529
Payable to affiliates	52,664	33,900
Payable for distribution fees	94	2,182
Accrued expenses and other liabilities	42,852	31,552
Total Liabilities	440,767	3,653,043

Net Assets	$164,374,772	$73,732,893

Net Assets Consist Of:
Paid-in capital	$165,949,645	$71,816,310
Accumulated undistributed net investment income	12,234	13,577
Accumulated net realized loss on investments	(2,679,692)	(287,695)
Net unrealized appreciation on investments	1,092,585	2,190,701
Net Assets	$164,374,772	$73,732,893

Strategic Bond Fund Shares
Net assets	$164,374,772
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	7,296,495
Net asset value, redemption and offering price per share(1)	$22.53

Municipal Bond Fund Shares – Institutional Class
Net assets		$63,257,095
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		2,720,131
Net asset value, redemption and offering price per share(1)		$23.26

Municipal Bond Fund Shares – Retail Class
Net assets		$10,475,798
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		449,572
Net asset value, redemption and offering price per share(1)		$23.30

(1)	If applicable, redemption price per share may be reduced by 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES–10.20%

Apidos CLO XVI
2014-16, 6.037%, 01/19/2025 (a)	$1,000,000	$847,700

Bridgeport CLO II Ltd
D, 4.536%, 06/18/2021 (a)	376,834	355,919

Clear Lake CLO Ltd.
2007-1, 4.031%, 12/20/2020 (a)	475,723	459,262

Home Equity Loan Trust
2007-FRE1, 0.329%, 04/25/2037 (a)	660,691	641,161

Madison Park Funding IV Ltd
2007-4, 3.881%, 03/22/2021 (a)	1,409,901	1,396,930

MASTR Asset Securitization Trust
2002-NC1, 3.349%, 10/25/2032 (a)	521,333	505,114

Mountain View CLO II Ltd
2006-2, 4.036%, 01/12/2021 (a)	1,000,000	944,900

Ownit Mortgage Loan Trust
2005-1, 1.294%, 09/25/2035 (a)	2,796,725	2,601,402

RAAC Trust
2007-RP2, 0.541%, 02/25/2046 (a)	4,898,184	4,594,845

Structured Asset Securities Corp.
Mortgage Loan Trust
A4, 0.369%, 12/25/2036 (a)	2,268,237	1,972,904

Venture VIII CDO Ltd.
2007-8, 4.545%, 07/22/2021 (a)	2,500,000	2,449,500

TOTAL ASSET BACKED SECURITIES
(Cost $16,749,570)		16,769,637

CORPORATE BONDS–0.36%

Memorial Health Services
3.496%, 05/01/2022	575,000	589,108

TOTAL CORPORATE BONDS
(Cost $572,102)		589,108

MORTGAGE BACKED SECURITIES–45.15%

Alternative Loan Trust
2003-30, 5.000%, 07/25/2018	898,969	906,381
2004-J3, 4.750%, 04/25/2019	94,432	96,873
2004-30CB, 5.500%, 03/25/2020	306,000	310,100
2005-20CB, 5.250%, 07/25/2020	120,550	120,117
2006-J5, 4.781%, 07/25/2021 (a)	118,817	117,096
2004-18CB, 5.500%, 09/25/2034	205,943	214,770
2004-29CB, 5.375%, 01/25/2035	650,285	662,557
2005-6CB, 7.500%, 04/25/2035	114,321	119,126
2005-26CB, 5.500%, 07/25/2035	89,101	83,988
2005-40CB, 5.500%, 10/25/2035	98,173	91,553
2005-46CB, 5.500%, 10/25/2035	576,723	558,840
2005-52CB, 5.500%, 11/25/2035	166,997	157,184
2005-52CB, 5.500%, 11/25/2035	55,843	52,561
2005-J13, 5.500%, 11/25/2035	262,742	245,745
2005-64CB, 5.500%, 12/25/2035	124,124	118,953
2005-65CB, 5.500%, 12/25/2035	360,187	353,963
2005-J14, 5.500%, 12/25/2035	74,292	68,593
2005-65CB, 0.949%, 01/25/2036 (a)	145,608	114,566
2005-65CB, 5.500%, 01/25/2036	371,184	349,995
2005-73CB, 5.750%, 01/25/2036	763,979	642,332
2005-86CB, 5.500%, 02/25/2036	446,173	412,503
2006-19CB, 6.000%, 08/25/2036	419,924	386,114
2006-32CB, 5.500%, 11/25/2036	452,290	408,207
2006-43CB, 6.000%, 02/25/2037	190,037	169,276
2007-8CB, 0.699%, 05/25/2037 (a)	2,673,056	1,810,712

American Home Mortgage
Investment Trust
2006-2, 6.250%, 06/25/2036	2,012,258	985,749

Banc of America
Alternative Loan Trust
2006-3, 6.000%, 04/25/2021	896,354	922,298
2007-1, 5.850%, 04/25/2022 (a)	65,819	65,748
2005-5, 5.500%, 06/25/2035	518,267	491,782
2005-5, 6.000%, 06/25/2035	266,375	253,195
2005-11, 5.750%, 12/25/2035	273,308	238,832
2005-12, 5.750%, 01/25/2036	1,455,693	1,206,621
2006-3, 6.000%, 04/25/2036	225,577	208,848

Banc of America Funding Trust
2005-3, 5.500%, 06/25/2035	202,949	206,335
2005-4, 5.500%, 08/25/2035	212,660	222,662
2005-5, 5.500%, 09/25/2035	1,193,937	1,245,407
2005-7, 5.750%, 11/25/2035	158,740	164,621
2007-5, 5.500%, 07/25/2037	552,637	472,004

Banc of America Mortgage Trust
2004-7, 4.500%, 08/25/2019	472,724	473,977
2004-10, 5.000%, 12/25/2019	265,948	271,769

Bear Stearns Asset Backed
Securities Trust
A-5, 5.500%, 11/25/2035	77,693	80,949

ChaseFlex Trust
2005-2, 5.500%, 06/25/2035	42,790	38,926

CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	100,018	96,577
2004-4, 5.500%, 05/25/2034	692,692	697,529
2004-HYB5, 2.543%, 04/20/2035 (a)	417,958	374,093
2005-6, 5.750%, 04/25/2035	889,479	904,165
2005-J3, 5.500%, 09/25/2035	452,845	442,000
2005-27, 5.500%, 12/25/2035	68,292	62,286
2005-28, 5.500%, 12/25/2035	134,378	126,389
2005-30, 5.500%, 01/25/2036	135,217	134,332
2006-J1, 6.000%, 02/25/2036	65,723	54,301
2006-20, 5.750%, 02/25/2037	69,690	63,588
2007-J2, 6.000%, 07/25/2037	472,239	395,674

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	$173,877	$178,292
2007-4, 5.500%, 05/25/2022	454,651	467,420
2006-1, 5.500%, 02/25/2026	30,414	31,049
2006-1, 6.000%, 02/25/2036	324,000	329,704

Citigroup Mortgage Loan Trust, Inc.
2004-2, 9.250%, 09/25/2033	240,030	252,783

CitiMortgage Alternative Loan Trust
2006-A1, 5.250%, 03/25/2021	110,197	111,876
2007-A4, 5.500%, 04/25/2022	123,793	126,763

Countrywide Asset-
Backed Certificates
2005-10, 4.638%, 10/25/2032 (a)	591,229	604,417

Credit Suisse First Boston Mortgage
Securities Corp.
2004-7, 5.250%, 10/25/2019	36,845	37,543
2004-8, 5.500%, 12/25/2034	660,088	676,434
2005-3, 5.500%, 07/25/2035	752,703	761,333
2005-10, 5.500%, 11/25/2035	639,874	593,180
2005-10, 5.750%, 11/25/2035	119,869	105,548
2005-10, 6.000%, 11/25/2035	304,518	208,143

Credit Suisse Mortgage
Capital Certificates
2006-2, 6.000%, 03/25/2036	3,376,914	2,669,231

CSMC Mortgage-Backed Trust
2006-8, 5.500%, 10/25/2021	100,033	96,869
2007-5, 5.000%, 10/25/2024	202,907	202,121
2006-1, 5.500%, 02/25/2036	556,561	509,074
2006-1, 5.500%, 02/25/2036	202,766	195,213
2006-3, 5.750%, 04/25/2036	42,742	36,320
2006-3, 5.750%, 04/25/2036	101,230	86,020
2006-3, 6.000%, 04/25/2036	95,584	76,468
2006-3, 6.000%, 04/25/2036	235,148	188,657
2006-4, 7.000%, 05/25/2036	244,059	149,273
2007-2, 5.750%, 03/25/2037	349,609	310,254
2007-3, 5.500%, 04/25/2037	126,499	122,297
2007-5, 5.000%, 08/25/2037	273,248	264,516

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-2, 0.599%, 04/25/2035 (a)	136,692	121,308
2005-AR2, 2.912%, 10/25/2035 (a)	87,023	83,013

First Horizon Alternative
Mortgage Securities
2005-FA10, 5.250%, 12/25/2020	261,612	267,095
2005-FA11, 5.250%, 02/25/2021	346,484	331,098
2006-FA6, 5.750%, 11/25/2021	77,331	77,592
2004-FA1, 6.250%, 10/25/2034	872,377	908,347
2005-FA4, 5.500%, 06/25/2035	114,572	106,801

GMACM Mortgage Loan Trust
2004-J2, 5.500%, 06/25/2034	141,415	140,274
2004-J3, 5.250%, 07/25/2034	150,125	151,518

GSAA Home Equity Trust
2005-12, 5.069%, 09/25/2035 (a)	63,126	56,976
2006-6, 6.121%, 03/25/2036	108,043	62,479

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2020	390,139	406,762
2005-1F, 6.000%, 01/25/2035	56,450	57,723
2005-AR2, 2.550%, 04/25/2035 (a)	130,699	128,942
2005-6F, 5.250%, 07/25/2035	434,761	450,676
2005-7F, 6.000%, 09/25/2035	115,462	121,158
2005-9F, 5.500%, 12/25/2035	125,693	121,153
2006-5F, 6.000%, 06/25/2036	737,105	715,438

JP Morgan Alternative Loan Trust
2005-S1, 5.500%, 12/25/2035	319,380	294,380
2005-S1, 5.500%, 12/25/2035	240,442	221,621
2005-S1, 5.500%, 12/25/2035	230,988	195,385
2006-S2, 6.050%, 05/25/2036	61,538	55,953

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	133,265	118,491

Lehman Mortgage Trust
2006-2, 5.965%, 04/25/2036 (a)	104,397	98,201
2007-4, 5.750%, 05/25/2037	1,188,319	976,829
2007-4, 5.750%, 05/25/2037	2,450,142	2,014,081

Lehman XS Trust
2005-6, 5.420%, 11/25/2035	2,362,175	2,394,200

MASTR Adjustable Rate
Mortgages Trust
2004-4, 2.013%, 05/25/2034 (a)	226,862	199,639
2004-15, 3.360%, 12/25/2034 (a)	303,349	295,218
2005-1, 2.570%, 02/25/2035 (a)	362,335	351,697

MASTR Alternative Loan Trust
2003-7, 6.250%, 11/25/2033	710,767	744,802
2004-6, 6.000%, 07/25/2034	698,849	732,819
2004-11, 6.500%, 10/25/2034	1,026,315	1,099,012

MASTR Asset Securitization Trust
2006-1, 0.649%, 05/25/2036 (a)	1,927,251	1,360,901

ML-CFC Commercial Mortgage Trust
2007-5, 0.759%, 08/12/2048 (a)	82,438,460	798,581

Morgan Stanley Mortgage Loan Trust
2006-2, 6.500%, 02/25/2036	266,492	227,213
2006-11, 6.000%, 08/25/2036	996,179	813,879

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2004-AR2, 1.309%, 10/25/2034 (a)	2,932,945	2,709,666
2005-WF1, 5.159%, 03/25/2035	510,220	524,939
2005-AP2, 4.976%, 05/25/2035	178,272	164,247

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	$13,945	$14,051

RALI Trust
2003-QS18, 5.000%, 09/25/2018	132,906	135,444
2004-QS6, 5.000%, 05/25/2019	68,150	69,165
2005-QS3, 5.000%, 03/25/2020	1,180,548	1,198,370
2007-QS4, 5.500%, 04/25/2022	40,557	41,047
2003-QS11, 4.000%, 06/25/2033	589,904	590,317
2003-QS13, 4.000%, 07/25/2033	635,105	607,606
2003-QS17, 5.500%, 09/25/2033	2,788,440	2,861,632
2004-QA4, 3.350%, 09/25/2034 (a)	506,430	438,436
2004-QS16, 5.500%, 12/25/2034	441,831	448,194
2005-QS16, 5.500%, 11/25/2035	252,851	222,902
2006-QS13, 6.000%, 09/25/2036	1,161,373	941,370

RAMP Trust
2003-RS4, 4.018%, 03/25/2033	77,752	78,106
2004-RS8, 4.980%, 08/25/2034	71,886	72,629

Resecurization Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	3,407,443	3,444,683

Residential Asset
Securitization Trust
2004-R2, 5.500%, 08/25/2034	2,552,711	2,667,484
2005-A5, 5.500%, 05/25/2035	550,066	500,030
2005-A11, 5.500%, 10/25/2035	376,313	350,630
2005-A11, 6.000%, 10/25/2035	336,306	276,619
2006-A14, 6.250%, 12/25/2036	189,558	166,179

RFMSI Trust
2004-S4, 4.500%, 04/25/2019	482,955	485,274
2004-S6, 4.500%, 06/25/2019	308,073	308,840
2006-S10, 5.500%, 10/25/2021	135,639	134,892
2004-S6, 6.000%, 06/25/2034	493,840	502,641
2006-S3, 5.500%, 03/25/2036	1,033,058	923,881
2006-S5, 6.000%, 06/25/2036	248,948	229,028
2006-S6, 6.000%, 07/25/2036	211,502	201,369

Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
2003-23H, 5.500%, 07/25/2033	767,665	772,088
2004-9XS, 5.560%, 05/25/2034	133,533	134,746
2004-18H, 4.750%, 10/25/2034	324,819	326,197

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	466,639	426,479

WaMu Mortgage Pass-
Through Certificates
2004-S2, 6.000%, 06/25/2034	79,198	84,208

Washington Mutual Alternative
Mortgage Pass-Through Certificates
2005-1, 6.000%, 03/25/2035	2,127,894	2,205,069
2005-9, 5.500%, 11/25/2035	68,469	61,721

Wells Fargo Mortgage Backed
Securities Trust
2005-7, 5.250%, 09/25/2035	543,000	542,715
2006-4, 0.899%, 04/25/2036 (a)	376,939	353,432
2006-4, 5.750%, 04/25/2036	573,170	607,203
2007-2, 5.750%, 03/25/2037	282,587	276,490
2007-2, 6.000%, 03/25/2037	168,289	165,937
2007-4, 6.000%, 04/25/2037	63,380	62,422
2007-12, 5.500%, 09/25/2037	698,724	715,439
TOTAL MORTGAGE BACKED
SECURITIES (Cost $73,186,803)		74,208,632

MUNICIPAL BONDS–40.40%

Alabama–0.33%

City of Scottsboro, AL
6.200%, 11/01/2035	500,000	548,055

Arizona–1.39%

City of Phoenix Civic
Improvement Corp.
5.500%, 07/01/2034	500,000	620,465
5.500%, 07/01/2033	770,000	953,137
5.500%, 07/01/2031	585,000	720,591
		2,294,193

California–3.94%

Alvord Unified School District
0.000%, 08/01/2022	375,000	306,082

Baldwin Park/Monrovia School
Facilities Grant Financing Authority
7.000%, 06/01/2027	1,025,000	1,225,756

City of Santa Maria, CA Water &
Wastewater Revenue
0.000%, 08/01/2022	650,000	528,704

Clovis Unified School District
0.000%, 08/01/2027	1,000,000	685,140

Contra Costa County Public
Financing Authority
6.900%, 06/01/2035	455,000	493,502

Oakland Alameda County
Coliseum Authority
3.643%, 02/01/2025	3,000,000	2,945,460

Palmdale Elementary School District
0.000%, 08/01/2029	540,000	287,615
		6,472,259

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

Connecticut–0.59%

State of Connecticut
3.230%, 08/01/2024	$975,000	$970,866

Illinois–4.28%

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2022	610,000	479,515

Chicago Board of Education
0.000%, 12/01/2022	1,040,000	761,987

City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	1,550,000	1,885,653

DeKalb Kane & LaSalle Counties
Etc Community College
District No. 523 Kishwaukee
0.000%, 02/01/2025	275,000	187,481

Kendall & Kane Counties Community
Unit School District No. 115
0.000%, 01/01/2022	2,340,000	1,924,884

Lake County Community
Consolidated School District
No. 50 Woodland
5.625%, 01/01/2026	185,000	217,804
5.750%, 01/01/2030	330,000	385,866

South Suburban College Community
School District No. 510
0.000%, 12/01/2022	1,000,000	778,850

Will County Elementary School
District No. 122
5.250%, 10/01/2023	390,000	406,407
		7,028,447

Indiana–0.38%

Eagle-Union Middle School
Building Corp.
0.000%, 07/15/2022	750,000	620,902

Kansas–1.07%

Kansas Development
Finance Authority
3.491%, 04/15/2023	1,750,000	1,756,248

Louisiana–0.73%

City of New Orleans, LA
8.800%, 12/01/2039	1,000,000	1,199,490

Michigan–1.92%

Detroit City School District
5.250%, 05/01/2027	1,000,000	1,171,570
5.250%, 05/01/2025	565,000	652,360

Michigan Finance Authority
6.396%, 09/01/2024	1,085,000	1,326,966
		3,150,896

Missouri–1.89%

St. Louis School District
6.100%, 04/01/2025	2,600,000	3,112,070

Nevada–0.69%

Clark County School District
5.510%, 06/15/2024	1,000,000	1,134,790

New Jersey–4.23%

New Jersey Economic
Development Authority
0.000%, 02/15/2023	1,653,000	1,171,960

New Jersey Higher Education
Student Assistance Authority
5.500%, 12/01/2021	1,000,000	1,141,960

New Jersey Transportation Trust
Fund Authority
0.000%, 12/15/2027	7,840,000	4,632,264
		6,946,184

New York–0.59%

Dutchess County Local
Development Corp.
4.550%, 07/01/2022	930,000	976,621

North Carolina–0.33%
Cleveland County Public
Facilities Corp.
6.070%, 03/01/2030	500,000	540,930

Pennsylvania–8.79%

City of Harrisburg, PA
0.000%, 04/01/2019	350,000	327,313

Moon Area School District
5.820%, 11/15/2033	500,000	526,945

Penn Hills School District
6.100%, 10/01/2029	2,070,000	2,265,470

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2026	1,000,000	1,138,980
5.000%, 12/31/2030	1,000,000	1,093,550

Pennsylvania Turnpike Commission
0.000% to 12/01/2015 then
5.500% 12/01/2034	1,850,000	1,997,538
0.000% to 06/01/2016 then
6.250% 06/01/2033	3,885,000	4,622,762
0.000% to 12/01/2017 then
6.000% 12/01/2030	750,000	845,827

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

Pennsylvania (Cont.)

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2022	$2,145,000	$1,638,780
		14,457,165

Puerto Rico–0.28%

Puerto Rico Sales Tax
Financing Corp.
0.000%, 08/01/2032	3,850,000	461,962

Texas–8.97%

Central Texas Turnpike System
0.000%, 08/15/2027	1,740,000	1,183,687
0.000%, 08/15/2027	50,000	36,289
0.000%, 08/15/2022	2,475,000	2,058,359

City of Dallas, TX
0.000%, 02/15/2030	1,000,000	546,690

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,826,480

New Hope Cultural Education
Facilities Corp.
4.000%, 08/01/2020	1,000,000	1,022,040

North Texas Tollway Authority
6.200%, 01/01/2042	3,805,000	4,569,349

Texas Public Finance Authority
8.250%, 07/01/2024	1,500,000	1,497,780
		14,740,674

TOTAL MUNICIPAL BONDS
(Cost $66,011,356)		66,411,752

	SHARES
CLOSED-END MUTUAL FUNDS–2.72%
Invesco High Income Trust II	101,728	1,364,173
Managed High Yield Plus Fund, Inc.	565,956	959,295
Nuveen Mortgage Opportunity
Term Fund	95,926	2,151,620
TOTAL CLOSED-END
MUTUAL FUNDS (Cost $4,841,801)		4,475,088

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS–0.00%
First American Treasury Obligations
Fund CI Z, 0.005% (a)	$542	542
TOTAL SHORT-TERM INVESTMENTS
(Cost $542)		542

Total Investments
(Cost $161,362,174)–98.83%		162,454,759

Other Assets in
Excess of Liabilities–1.17%		1,920,013

TOTAL NET ASSETS–100.00%		$164,374,772

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS–96.96%

Arizona–1.62%

Florence Town Inc. Industrial
Development Authority
5.000%, 07/01/2023	$385,000	$406,395

Industrial Development Authority
of the City of Phoenix
5.000%, 06/01/2027	500,000	561,925

Industrial Development Authority
of the County of Pima
6.000%, 04/01/2016	25,000	25,306
6.500%, 04/01/2026	200,000	202,408
		1,196,034

Arkansas–1.47%

Arkansas Development
Finance Authority
5.000%, 02/01/2022	380,000	429,932

Pulaski County Public
Facilities Board
5.250%, 07/01/2024	575,000	653,464
		1,083,396

California–7.43%

Abag Finance Authority for
Nonprofit Corps
5.000%, 07/01/2021	250,000	280,805

Anaheim Public Financing Authority
0.000%, 09/01/2021	300,000	257,571

Centinela Valley Union High
School District
5.750%, 08/01/2026	270,000	330,672
6.000%, 08/01/2036	250,000	303,442

Clovis Unified School District
0.000%, 08/01/2023	945,000	769,731

El Segundo Unified School District
0.000%, 08/01/2023	545,000	440,120

Foothill-Eastern Transportation
Corridor Agency
0.000%, 01/15/2023	500,000	399,770

Golden State Tobacco
Securitization Corp.
5.000%, 06/01/2029	535,000	606,059

McKinleyville Union School District
0.000%, 08/01/2046	1,625,000	193,521

Palmdale Community
Redevelopment Agency
0.000%, 12/01/2020	215,000	178,768

Palmdale Elementary School District
0.000%, 08/01/2028	500,000	282,900

San Joaquin Hills Transportation
Corridor Agency
5.000%, 01/15/2029	550,000	603,856

San Juan Unified School District
0.000%, 08/01/2022	500,000	421,400

Saratoga Union School District
0.000%, 09/01/2023	510,000	409,959
		5,478,574

Colorado–2.18%

City & County of Denver, CO Airport
System Revenue
5.250%, 11/15/2028	500,000	585,580

E-470 Public Highway Authority
0.000%, 09/01/2020	460,000	407,928
0.000%, 09/01/2023	220,000	171,629
0.000%, 09/01/2022	545,000	442,529
		1,607,666

Connecticut–0.51%

Connecticut State Health &
Educational Facility Authority
5.000%, 07/01/2026	335,000	379,173

Florida–6.56%

Belle Isle, FL
5.500%, 10/01/2022	450,000	460,831

Citizens Property Insurance Corp.
5.000%, 06/01/2022	560,000	654,321

County of Miami-Dade, FL
5.750%, 10/01/2028	545,000	647,487

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2026	510,000	590,437
5.000%, 10/01/2027	375,000	425,055

Escambia County Health
Facilities Authority
5.500%, 08/15/2024	695,000	802,350

Key West Utility Board
5.000%, 10/01/2023	500,000	588,905

Miami Beach Health
Facilities Authority
5.000%, 11/15/2023	200,000	230,132

Miami-Dade County Educational
Facilities Authority
5.250%, 04/01/2024	200,000	238,982

Venetian Community
Development District
5.000%, 05/01/2023	185,000	195,445
		4,833,945

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
(b)	The security is deemed to be illiquid. The value of the security $267,407, represents 0.36% of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

Georgia–1.51%

Americus-Sumter County
Hospital Authority
5.125%, 05/15/2023	$400,000	$419,540

Savannah Hospital Authority
5.500%, 07/01/2027	590,000	691,751
		1,111,291

Guam–1.41%

Guam Power Authority
5.000%, 10/01/2023	150,000	176,845

Territory of Guam
5.000%, 11/15/2022	750,000	859,860
		1,036,705

Hawaii–0.82%

State of Hawaii
5.000%, 08/01/2023	500,000	604,765

Idaho–0.68%

Idaho Health Facilities Authority
6.000%, 10/01/2021	500,000	500,305

Illinois–7.05%

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2023	750,000	579,165

Chicago Board of Education
0.000%, 12/01/2022	510,000	373,667

Chicago Transit Authority
5.000%, 06/01/2024	750,000	843,968

Cook County School District
No. 103 Lyons
0.000%, 12/01/2022	850,000	685,066

Cook County School District
No. 104 Summit
0.000%, 12/01/2025	300,000	224,727

Illinois Finance Authority
0.000%, 01/01/2020	225,000	211,453
5.000%, 11/15/2025	300,000	352,923
5.000%, 11/01/2027	240,000	271,269

Kendall & Kane Counties Community
Unit School District No. 115
0.000%, 01/01/2021	675,000	579,920

Railsplitter Tobacco
Settlement Authority
6.000%, 06/01/2028	555,000	644,133

Will County Community Unit School
District No. 201
0.000%, 11/01/2020	490,000	434,561
		5,200,852

Indiana–7.77%

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	601,250

City of Whiting, IN
5.250%, 01/01/2021	600,000	684,702

Crown Point Multi School
Building Corp.
0.000%, 01/15/2022	500,000	422,840

Decatur Township Multi-School
Building Corp.
5.000%, 07/15/2027	1,200,000	1,410,336

Indiana Finance Authority
5.250%, 09/01/2025	500,000	569,500
5.500%, 11/15/2026	500,000	557,040

New Albany Floyd County School
Building Corp.
5.000%, 07/15/2023	250,000	296,140

Plainfield High School Building Corp.
5.000%, 07/15/2023	500,000	594,250

Shelbyville Central Renovation
School Building Corp.
5.000%, 07/15/2024	500,000	590,845
		5,726,903

Kentucky–2.99%

Commonwealth of Kentucky
5.000%, 06/15/2038	600,000	670,296

Grant County School District
Finance Corp.
1.400%, 08/01/2022	485,000	439,308

Kentucky Economic Development
Finance Authority
5.000%, 07/01/2026	245,000	270,605
5.750%, 06/01/2025	735,000	825,802
		2,206,011

Louisiana–3.96%

Lake Charles Harbor &
Terminal District
5.500%, 01/01/2029	500,000	564,355

Louisiana Energy & Power Authority
5.250%, 06/01/2028	410,000	469,348

Louisiana Local Government
Environmental Facilities &
Community Development Authority
5.000%, 12/01/2025	715,000	845,137

Louisiana State Citizens
Property Insurance Corp.
5.000%, 06/01/2022	500,000	582,180

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
(b)	The security is deemed to be illiquid. The value of the security $267,407, represents 0.36% of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

Louisiana (Cont.)

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	$400,000	$455,764
		2,916,784

Maryland–0.32%

Anne Arundel County Consolidated
Special Taxing District
5.000%, 07/01/2024	200,000	235,652

Massachusetts–0.59%

Massachusetts Bay
Transportation Authority
5.000%, 07/01/2031	200,000	248,380

Massachusetts Educational
Financing Authority
4.500%, 07/01/2024	175,000	186,086
		434,466

Michigan–4.07%

Detroit City School District
5.250%, 05/01/2027	650,000	761,521

Michigan Finance Authority
3.875%, 10/01/2023	250,000	251,288
5.000%, 05/01/2021	300,000	343,443
7.000%, 10/01/2031 (b)	250,000	267,407

Michigan State Building Authority
5.000%, 04/15/2023	900,000	1,062,666

Sturgis Public School District
5.000%, 05/01/2024	260,000	312,122
		2,998,447

Minnesota–0.80%

City of Center City, MN
5.000%, 11/01/2023	500,000	591,340

Missouri–0.75%

City of Kansas City, MO
0.000%, 02/01/2023	710,000	555,852

Nevada–0.99%

City of Reno, NV
5.000%, 06/01/2023	625,000	731,969

New Jersey–3.34%

Casino Reinvestment
Development Authority
5.000%, 11/01/2024	500,000	547,245

Garden State Preservation Trust
5.750%, 11/01/2028	455,000	557,816

New Jersey Economic
Development Authority
5.000%, 06/15/2023	250,000	266,238
5.500%, 01/01/2027	300,000	341,379

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	500,000	564,135

New Jersey Transportation Trust
Fund Authority
0.000%, 12/15/2027	140,000	82,719
5.500%, 06/15/2031	100,000	105,765
		2,465,297

New York–2.39%

City of New York, NY
5.000%, 08/01/2022	500,000	591,405

Metropolitan Transportation Authority
5.000%, 11/15/2026	500,000	589,595

New York Liberty Development Corp.
5.250%, 10/01/2035	500,000	581,895
		1,762,895

North Carolina–0.78%

Raleigh Durham Airport Authority
5.000%, 05/01/2028	500,000	575,610

Ohio–5.42%

Akron Bath Copley Joint Township
Hospital District
5.000%, 11/15/2023	300,000	348,201

Cincinnati City School District
5.250%, 12/01/2030	250,000	315,593

City of Akron, OH
5.000%, 12/01/2022	540,000	642,319

County of Franklin, OH
5.000%, 05/15/2027	635,000	750,557

Euclid Avenue Development Corp.
5.000%, 08/01/2022	500,000	575,110

Marysville Exempted Village
School District
5.000%, 12/01/2029	1,180,000	1,366,464
		3,998,244

Oregon–1.32%

Medford Hospital Facilities Authority
5.000%, 10/01/2024	450,000	508,612

Salem-Keizer School District No. 24J
0.000%, 06/15/2025	600,000	461,532
		970,144

Pennsylvania–6.63%

Delaware County Authority
5.000%, 06/01/2023	200,000	209,596

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
(b)	The security is deemed to be illiquid. The value of the security $267,407, represents 0.36% of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

Pennsylvania (Cont.)

Delaware Valley Regional
Financial Authority
5.500%, 08/01/2028	$1,050,000	$1,236,659

Hopewell Area School District
0.000%, 09/01/2026	900,000	633,456

Montgomery County Industrial
Development Authority
5.000%, 11/15/2023	105,000	115,845

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2028	750,000	837,698

Pennsylvania Higher Educational
Facilities Authority
5.250%, 07/15/2025	250,000	283,710

Pennsylvania Turnpike Commission
0.000% to 12/01/2017 then
6.375% 12/01/2038	1,080,000	1,208,239
0.000% to 12/01/2017 then
6.000% 12/01/2030	325,000	366,525
		4,891,728

Puerto Rico–0.86%

Puerto Rico Public Finance Corp.
6.000%, 08/01/2026	490,000	632,257

Rhode Island–1.34%

Rhode Island Health & Educational
Building Corp.
5.000%, 06/01/2025	500,000	579,725

Tobacco Settlement Financing Corp.
2.250%, 06/01/2041	415,000	409,385
		989,110

Texas–12.92%

Arlington Higher Education
Finance Corp.
5.000%, 02/15/2030	1,000,000	1,144,020

Austin Community College District
5.000%, 08/01/2024	730,000	886,008

Central Texas Turnpike System
0.000%, 08/15/2022	1,350,000	1,122,741

Dallas Area Rapid Transit
5.250%, 12/01/2031	750,000	940,290

Grapevine-Colleyville Independent
School District
0.000%, 08/15/2025	500,000	383,645

Harris County-Houston
Sports Authority
5.000%, 11/15/2027	500,000	568,225

Laredo Community College District
5.000%, 08/01/2029	865,000	996,324

North Texas Tollway Authority
6.200%, 01/01/2042	1,030,000	1,236,906

Port Freeport, TX
5.950%, 05/15/2033	100,000	110,486

Tarrant County Cultural Education
Facilities Finance Corp.
5.000%, 11/15/2022	1,155,000	1,276,749

Texas Municipal Gas Acquisition &
Supply Corp.
5.000%, 12/15/2022	750,000	856,943
		9,522,337

Utah–1.19%

County of Weber, UT
5.750%, 01/15/2033	450,000	524,759

Utah State Charter School
Finance Authority
6.300%, 07/15/2032	335,000	354,440
		879,199

Vermont–0.14%

Vermont Economic
Development Authority
5.000%, 05/01/2021	100,000	101,074

Virginia–0.56%

Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	145,168
5.000%, 01/01/2027	250,000	268,815
		413,983

Washington–4.17%

Chelan County Public Utility
District No. 1
0.000%, 06/01/2026	450,000	324,373

Port of Seattle, WA
5.000%, 04/01/2022	500,000	575,375

Washington Health Care
Facilities Authority
5.000%, 01/01/2025	1,000,000	1,160,750

Washington State Housing
Finance Commission
4.375%, 01/01/2021	1,000,000	1,013,900
		3,074,398

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
(b)	The security is deemed to be illiquid. The value of the security $267,407, represents 0.36% of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2015

	PRINCIPAL
	AMOUNT	VALUE

Wisconsin–2.42%

Plateville Redevelopment Authority
5.000%, 07/01/2022	$650,000	$719,121

Public Finance Authority
3.750%, 11/15/2019	500,000	501,600

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2027	500,000	562,640
		1,783,361

TOTAL MUNICIPAL BONDS
(Cost $69,299,066)		71,489,767

SHORT-TERM INVESTMENTS–6.10%
Fidelity Institutional Money Market
Funds–Tax-Exempt Portfolio,
0.010% (a)	4,498,865	4,498,865

TOTAL SHORT-TERM
INVESTMENTS (Cost $4,498,865)		4,498,865

Total Investments
(Cost $73,797,931)–103.06%		75,988,632

Liabilities in Excess
of Other Assets–(3.06)%		(2,255,739)
TOTAL NET ASSETS–100.00%		$73,732,893

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2015.
(b)	The security is deemed to be illiquid. The value of the security $267,407, represents 0.36% of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2015

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$7,965,559	$1,896,424
Dividend income	214,557	—
Total Investment Income	8,180,116	1,896,424

Expenses
Advisory fees	953,309	239,929
Administration and accounting fees	202,758	126,604
Transfer agent fees and expenses	64,187	51,561
Federal and state registration fees	22,485	31,478
Audit and tax fees	17,994	18,507
Custody fees	17,479	5,740
Chief Compliance Officer fees and expenses	12,000	12,000
Legal fees	12,025	12,505
Reports to shareholders	15,617	5,261
Trustees’ fees and related expenses	5,300	5,300
Distribution fees	—	20,346
Other expenses	14,739	6,359
Total Expenses	1,337,893	535,590
Expense recovery or (waivers) by Advisor (Note 4)	—	(185,341)
Net Expenses	1,337,893	350,249

Net Investment Income	6,842,223	1,546,175

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investments	1,625,505	157,777
Change in net unrealized appreciation (depreciation) from investments	(3,734,934)	44,768
Net Realized and Unrealized Gain (Loss) on Investments	(2,109,429)	202,545

Net Increase in Net Assets from Operations	$4,732,794	$1,748,720

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
From Operations
Net investment income	$6,842,223	$6,198,120
Net realized gain (loss) from investments	1,625,505	(355,479)
Change in net unrealized appreciation (depreciation) from investments	(3,734,934)	8,630,448
Net increase in net assets from operations	4,732,794	14,473,089

From Distributions
Net investment income	(7,587,117)	(7,025,100)
Net decrease in net assets resulting from distributions paid	(7,587,117)	(7,025,100)

From Capital Share Transactions
Proceeds from shares sold	75,936,291	66,820,516
Shares issued in reinvestment of distributions declared	4,990,043	4,434,170
Cost for shares redeemed(1)	(64,927,155)	(116,077,568)
Net increase (decrease) in net assets from capital share transactions	15,999,179	(44,822,882)

Total Increase (Decrease) in Net Assets	13,144,856	(37,374,893)

Net Assets
Beginning of year	151,229,916	188,604,809
End of year	$164,374,772	$151,229,916

Accumulated Undistributed Net Investment Income	$12,234	$50,701

(1)	Net of redemption fees of $19,173 and $32,294 for the year ended August 31, 2015 and August 31, 2014, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
From Operations
Net investment income	$1,546,175	$1,365,098
Net realized gain from investments	157,777	231,765
Change in net unrealized appreciation from investments	44,768	3,383,737
Net increase in net assets from operations	1,748,720	4,980,600

From Distributions
Net investment income – Institutional Class	(1,350,294)	(1,326,258)
Net investment income – Retail Class	(192,330)	(34,813)
Net decrease in net assets resulting from distributions paid	(1,542,624)	(1,361,071)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	29,052,208	23,329,341
Proceeds from shares sold – Retail Class	10,028,362	4,353,597
Shares issued in reinvestment of distributions declared – Institutional Class	1,012,272	962,983
Shares issued in reinvestment of distributions declared – Retail Class	167,862	32,122
Cost for shares redeemed – Institutional Class(1)	(8,060,607)	(23,302,767)
Cost for shares redeemed – Retail Class(2)	(3,827,453)	(542,342)
Net increase in net assets from capital share transactions	28,372,644	4,832,934

Total Increase in Net Assets	28,578,740	8,452,463

Net Assets
Beginning of year	45,154,153	36,701,690
End of year	$73,732,893	$45,154,153

Accumulated Undistributed Net Investment Income	$13,577	$10,026

(1)	Net of redemption fees of $5,456 and $4,623 for the year ended August 31, 2015 and August 31, 2014, respectively.
(2)	Net of redemption fees of $11,192 and $1,003 for the year ended August 31, 2015 and August 31, 2014, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$22.91	$21.86	$22.39	$21.14	$20.00

Income/(loss) from investment operations:
Net investment income(1)	0.98	0.89	0.76	1.05	0.95
Net realized and unrealized gain/(loss) on investments	(0.28)	1.17	(0.34)	1.52	0.91
Total from investment operations	0.70	2.06	0.42	2.57	1.86

Less distributions paid:
From net investment income	(1.08)	(1.01)	(0.88)	(1.23)	(0.71)
From net realized gain on investments	—	—	(0.07)	(0.09)	(0.01)
Total distributions paid	(1.08)	(1.01)	(0.95)	(1.32)	(0.72)

Paid-in capital from redemption fees (Note 2)(2)	0.00 (2)	0.00 (2)	0.00 (2)	—	—

Net Asset Value, End of Year	$22.53	$22.91	$21.86	$22.39	$21.14

Total Return	3.13%	9.62%	1.79%	12.61%	9.36%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$164,375	$151,230	$188,605	$44,579	$23,184

Ratio of expenses to average net assets:
Before waiver and expense
reimbursement/recovery – net	0.84%	0.86%	0.87%	1.34%	1.65%
After waiver and expense
reimbursement/recovery – net	0.84%	0.94%	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before waiver and expense
reimbursement/recovery – net	4.31%	4.02%	3.42%	4.47%	3.80%
After waiver and expense
reimbursement/recovery – net	4.31%	3.94%	3.34%	4.86%	4.50%

Portfolio turnover rate	80.49%	53.47%	67.22%	52.42%	77.86%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2015	2014	2013	2012	2011(1)
Institutional Class Shares

Net Asset Value, Beginning of Year/Period	$23.07	$21.16	$22.81	$20.18	$20.00

Income/(loss) from investment operations:
Net investment income(2)	0.61	0.71	0.79	0.79	0.05
Net realized and unrealized gain/(loss) on investments	0.18	1.91	(1.46)	2.64	0.17
Total from investment operations	0.79	2.62	(0.67)	3.43	0.22

Less distributions paid:
From net investment income	(0.60)	(0.71)	(0.77)	(0.76)	(0.04)
From net realized gain on investments	—	—	(0.21)	(0.04)	—
Total distributions paid	(0.60)	(0.71)	(0.98)	(0.80)	(0.04)

Paid-in capital from redemption fees (Note 2)	0.00 (5)	0.00 (5)	0.00 (5)	—	—

Net Asset Value, End of Year/Period	$23.26	$23.07	$21.16	$22.81	$20.18

Total Return(3)	3.41%	12.58%	-3.20%	17.38%	1.06%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$63,257	$41,000	$36,474	$20,842	$4,838

Ratio of expenses to average net assets:
Before waiver and expense recovery(4)	0.86%	1.05%	1.23%	2.29%	7.66%
After waiver and expense recovery(4)	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income (loss)
to average net assets:
Before waiver and expense recovery(4)	2.30%	2.73%	2.78%	1.86%	(5.69)%
After waiver and expense recovery(4)	2.61%	3.23%	3.46%	3.60%	1.42%

Portfolio turnover rate(3)	31.83%	62.87%	118.50%	131.34%	15.43%

(1)	The Fund commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Period
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2015	2014	2013(1)
Retail Class Shares

Net Asset Value, Beginning of Year/Period	$23.09	$21.18	$22.96

Income/(loss) from investment operations:
Net investment income(2)	0.55	0.67	0.67
Net realized and unrealized gain/(loss) on investments	0.17	1.88	(1.70)
Total from investment operations	0.72	2.55	(1.03)

Less distributions paid:
From net investment income	(0.54)	(0.66)	(0.66)
From net realized gain on investments	—	—	(0.21)
Total distributions paid	(0.54)	(0.66)	(0.87)

Paid-in capital from redemption fees (Note 2)	0.03	0.02	0.12

Net Asset Value, End of Year/Period	$23.30	$23.09	$21.18

Total Return(3)	3.29%	12.33%	-4.15%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$10,476	$4,154	$228

Ratio of expenses to average net assets:
Before waiver and expense recovery(4)	1.10%	1.33%	1.45%
After waiver and expense recovery(4)	0.80%	0.80%	0.80%

Ratio of net investment income to average net assets:
Before waiver and expense recovery(4)	2.05%	2.47%	2.57%
After waiver and expense recovery(4)	2.35%	3.00%	3.22%

Portfolio turnover rate(3)	31.83%	62.87%	118.50%

(1)	The Retail class shares commenced operations on September 28, 2012.
(2)	Per share net investment income (loss) was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2015

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), formerly known as the Performance Trust Total Return Bond Fund, and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Strategic Bond Fund commenced investment operations on September 1, 2010. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional and Retail Class shares, respectively. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each equity security owned by the Funds that is listed on a securities exchange, except the NASDAQ Stock Market, Inc. (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.  Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.

If there has been no sale on such exchange or on NASDAQ on a particular day, the security is valued: (i) at the mean between the most recent bid and asked prices on such day, or (ii) at the latest sales price on the Composite Market (a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service). If neither market quotations nor Composite Market pricing are available, fair value will be determined as described below.

Long-term debt securities, such as U.S. government securities, corporate securities, municipal securities, and asset-backed and mortgage-backed securities, are valued at the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method or other analytical pricing models. If a price is not available from a pricing service, recent quotations from broker-dealers will be obtained.  If quotations are unavailable, the securities will be priced at fair value.

Short-term debt securities, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, as well as money market instruments, having a maturity of 60 days or less are valued at amortized cost, unless the Advisor determines it does not approximate fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The fair value of the securities is estimated using various valuation techniques including models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances are considered in developing the fair value estimate. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Equity securities, including closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day and are generally classified as Level 1.

The Funds may invest in closed-end funds (“CEFs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the CEFs taxable earnings and profits resulting in excess portion of such distribution to be designated as return of capital. Distributions received from CEFs are generally recorded as dividend income and, if necessary, are

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2015

reclassified annually in accordance with tax information provided by the underlying CEFs.

The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.

»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2015:

PERFORMANCE TRUST STRATEGIC BOND FUND

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed
Securities	$—	$16,769,637	$—	$16,769,637
Corporate Bonds	—	589,108	—	589,108
Mortgage Backed
Securities	—	74,208,632	—	74,208,632
Municipal Bonds	—	66,411,752	—	66,411,752
Total Fixed Income	—	157,979,129	—	157,979,129
Equity
Closed-End
Mutual Funds	4,475,088	—	—	4,475,088
Total Equity	4,475,088	—	—	4,475,088
Short-Term
Investments	542	—	—	542
Total Investments
in Securities	$4,475,630	$157,979,129	$—	$162,454,759

PERFORMANCE TRUST MUNICIPAL BOND FUND

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$71,489,767	$—	$71,489,767
Total Fixed Income	—	71,489,767	—	71,489,767
Short-Term
Investments	4,498,865	—	—	4,498,865
Total Investments
in Securities	$4,498,865	$71,489,767	$—	$75,988,632

During the year ended August 31, 2015, there were no transfers between Levels for the Funds. The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. It is the Funds’ policy to record transfers between levels as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the year ended August 31, 2015.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2015, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2015, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2012.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2015

distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. For the year ended August 31, 2015, the Funds collected redemption fees of $19,173 and $16,648 for the Strategic Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Municipal Bond Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Municipal Bond Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Retail Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method. Gains and losses on principal payments of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statement of Operations.

3.	Federal Tax Matters

The tax character of distributions paid during the periods ended August 31, 2015 and August 31, 2014 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2015	AUGUST 31, 2014
Ordinary Income	$7,587,117	$7,025,100
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2015	AUGUST 31, 2014
Ordinary Income	$3,500	$5,795
Tax-Exempt Income	1,539,124	1,355,276
Long-Term Capital Gain	—	—

As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$161,362,174
Gross tax unrealized appreciation	$4,230,825
Gross tax unrealized depreciation	(3,138,240)
Net tax unrealized appreciation	1,092,585
Undistributed ordinary income	12,234
Undistributed long-term capital gain	—
Total distributable earnings	12,234
Other accumulated losses	(2,679,692)
Total accumulated losses	$(1,574,873)

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$73,797,931
Gross tax unrealized appreciation	$2,383,152
Gross tax unrealized depreciation	(192,451)
Net tax unrealized appreciation	2,190,701
Undistributed ordinary income	13,577
Undistributed long-term capital gain	—
Total distributable earnings	13,577
Other accumulated losses	(287,695)
Total accumulated earnings	$1,916,583

As of August 31, 2015, the Strategic Bond Fund and the Municipal Bond Fund deferred post-October losses of $145,139 and $122,557, respectively.

At August 31, 2015, the Strategic Bond Fund and the Municipal Bond Fund had short-term capital loss carryovers of $2,534,553 and $165,138, respectively. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds’ realize future net capital gains taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2015, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2015

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated Undistributed
Net Investment Income/(Loss)	$706,427	$—
Accumulated Net
Realized Gain/(Loss)	$(706,427)	$—

On September 29, 2015, distributions from ordinary income of $778,528, $146,346 and $24,016 for the Strategic Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively, were declared and paid by the Funds to shareholders of record on September 28, 2015.

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund and 0.40% for the Municipal Bond Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2016 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 0.95%, 0.55% and 0.80% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively.  For the year ended August 31, 2015, expenses of $160,801 for the Municipal Bond Fund – Institutional Class, and $24,540 for the Municipal Bond Fund – Retail Class were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2016	$—	$237,277
August 31, 2017	$—	$211,153
August 31, 2018	$—	$185,341

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Municipal Bond Fund, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Municipal Bond Fund’s average daily net assets for Retail Class shares, for services to prospective Fund shareholders and distribution of Municipal Bond Fund shares. The Distributor earned fees of $20,346 from Retail Class shares during the year ended August 31, 2015.

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  For the year ended August 31, 2015, administration and accounting fees of $202,758 and $126,604 were incurred for the Strategic Bond Fund and Municipal Bond Fund, respectively.  At August 31, 2015, USBFS was owed fees of $35,818 and $21,736 from the Strategic Bond Fund and Municipal Bond Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  For the year ended August 31, 2015, the Strategic Bond Fund incurred $64,187, and $17,479 in transfer agency and custody fees, respectively.  For the year ended August 31, 2015, the Municipal Bond Fund incurred $51,561, and $5,740 in transfer agency and custody fees, respectively.  At August 31, 2015, the Strategic Bond Fund owed $11,854 and $2,989 for transfer agency and custody fees, respectively.  At August 31, 2015, the Municipal Bond Fund owed $9,194 and $969 for transfer agency and custody fees, respectively.

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2015, the Strategic Bond Fund and Municipal Bond Fund were allocated $12,000 and $12,000, respectively, of the Trust’s Chief Compliance Officer fees.  At August 31, 2015, fees of $2,003 and $2,002 were owed for the Chief Compliance Officer’s services by the Strategic Bond Fund and Municipal Bond Fund, respectively.

7.	Capital Share Transactions

Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2015	AUGUST 31, 2014
Shares Sold	3,317,388	2,973,870
Shares issued
to holders in
reinvestment
of distributions	218,816	197,266
Shares Redeemed	(2,841,781)	(5,198,035)
Net Increase	694,423	(2,026,899)

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2015

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2015	AUGUST 31, 2014
Shares Sold	1,244,635	1,068,505
Shares issued
to holders in
reinvestment
of distributions	43,387	43,423
Shares Redeemed	(345,404)	(1,058,371)
Net Increase	942,618	53,557

MUNICIPAL BOND FUND – RETAIL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2015	AUGUST 31, 2014
Shares Sold	427,218	191,945
Shares issued
to holders in
reinvestment
of distributions	7,180	1,435
Shares Redeemed	(164,768)	(24,181)
Net Increase	269,630	169,199

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2015, are summarized below.

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$25,835,123	$—
Other	121,675,117	47,606,344
Sales
U.S. Government	$28,908,364	$—
Other	95,523,793	18,199,572

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2015, Charles Schwab & Co., Inc. and National Financial Services Corp., for the benefit of their customers, held 32.70% and 26.42%, respectively, of the Strategic Bond Fund’s outstanding shares. At August 31, 2015, National Financial Services Corp., for the benefit of its customers, held 49.42% of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2015, National Financial Services Corp., for the benefit of its customers, held 91.09% of the Municipal Bond Fund’s outstanding Retail Class shares.

10.	Line of Credit

At August 31, 2015, the Strategic Bond Fund and Municipal Bond Fund each had a line of credit which matures on August 12, 2016 with a maximum amount of borrowing equal to the lessor of $20,000,000 and $5,000,000, respectively, or 33% of unencumbered assets of each Fund.  These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The Funds’ securities serve as collateral for the lines of credit.  The credit facility is with US Bank, the Funds’ custodian.  Interest will be accrued at the prime rate of 3.25% (as of August 31, 2015).  At August 31, 2015, the Strategic Bond Fund had a loan outstanding of $55,000 and interest payable of $100.  The following table provides information regarding usage of the line of credit for the year ended August 31, 2015 for the Funds.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Strategic
Bond
Fund	2	$555,000	$100	$1,055,000	8/24/2015
Municipal
Bond
Fund	—	N/A	N/A	N/A	N/A

*	Interest expense is reported within Other Expenses on the Statement of Operations.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust for Professional Managers, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Performance Trust Mutual Funds as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 30, 2015

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Six Months Ended August 31, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Municipal Bond Fund – Retail Class only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses
The first line of each of the tables below provides information about actual account values and actual expenses for each Fund. However, the tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $2.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of the purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2015 –
STRATEGIC BOND FUND	MARCH 1, 2015	AUGUST 31, 2015	AUGUST 31, 2015*
Actual	$1,000	$1,006.60	$4.25
Hypothetical
(5% annual return before expenses)	$1,000	$1,020.97	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2015 –
INSTITUTIONAL CLASS	MARCH 1, 2015	AUGUST 31, 2015	AUGUST 31, 2015*
Actual	$1,000	$1,002.40	$2.78
Hypothetical
(5% annual return before expenses)	$1,000	$1,022.43	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2015 –
RETAIL CLASS	MARCH 1, 2015	AUGUST 31, 2015	AUGUST 31, 2015*
Actual	$1,000	$1,001.60	$4.04
Hypothetical
(5% annual return before expenses)	$1,000	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the period since inception.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Strategic Bond Fund and portfolio manager of the Municipal Bond Fund, and Anthony J. Harris, co-portfolio manager for the Strategic Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Strategic Bond Fund for the year-to-date, one-year and three-year periods ended April 30, 2015, and the performance of the Institutional Class shares of the Municipal Bond Fund for the year-to-date, one-year and three-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Aggregate Bond Index for the Strategic Bond Fund and the Barclays Municipal Bond Index for the Municipal Bond Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Municipal Bond Fund) (each a “Morningstar Peer Group”).  The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted that the Strategic Bond Fund’s performance for the one-year and three-year periods ended April 30, 2015 was above the Morningstar Peer Group medians, and was the best performing fund in the Morningstar Peer Group for each period.  The Trustees also noted the Fund’s performance for the year-to-date period was below the Morningstar Peer Group median, falling within the third quartile.  The Trustees also noted that for the one-year, three-year and since inception periods ended March 31, 2015, the Strategic Bond Fund had outperformed the Barclays Aggregate Bond Index for each period.

The Trustees noted that the performance for the Institutional Class shares of the Municipal Bond Fund for the year-to-date, one-year and three-year periods ended April 30, 2015 ranked above its Morningstar Peer Group median, and was the best

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

performing fund in the Morningstar Peer Group for the three-year period.  The Trustees also noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2015, the Institutional Class shares of the Municipal Bond Fund outperformed the Barclays Municipal Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts and private funds, as well as the fee waivers and expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Funds’ operations since each Fund’s inception and had not fully recouped those subsidies for the Municipal Bond Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Strategic Bond Fund’s contractual management fee of 0.60% fell within the third quartile, above its Morningstar Peer Group average of 0.56%, which also fell within the third quartile.  The Trustees observed that the Strategic Bond Fund was operating below its expense cap of 0.95%.  The Trustees noted the Strategic Bond Fund’s total expense ratio of 0.83% fell in the third quartile, above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.81%, which also fell within the third quartile.  The Trustees then compared the fees paid by the Fund to fees paid by separately-managed accounts and private funds of the Adviser with similar investment strategies and noted that the Fund’s fees were less.

The Trustees noted that the Municipal Bond Fund’s contractual management fee of 0.40% was at the top of the second quartile, below the Morningstar Peer Group average of 0.44%, which fell within the third quartile.  The Trustees observed that the Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for its Institutional Class shares, which fell in the second quartile, was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.59%, which fell in the third quartile.  The Trustees then compared the fees paid by the Fund to fees paid by separately-managed accounts and private funds of the Adviser with similar investment strategies and noted that the Fund’s fees were less.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Funds, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements and recoupments by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees including that the Adviser will continue to review the fee structures and evaluate circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

CONCLUSIONS
The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the fiscal year ended August 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Strategic Bond Fund	0.01%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2015 was as follows:

Strategic Bond Fund	0.01%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available of the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Michael D.	Trustee	Indefinite Term;	Professor and Chair,	38	Independent
Akers, Ph.D.		Since August 22,	Department of Accounting,		Trustee, USA
615 E. Michigan St.		2001	Marquette University		MUTUALS
Milwaukee, WI			(2004–present).		(an open-end
53202					investment
Age: 60					company with
two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Since August 22,	Midwest Airlines,		Trustee, USA
Milwaukee, WI		2001	Inc. (airline company)		MUTUALS
53202			(1986-present).		(an open-end
Age: 58					investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Retired (2011-present);	38	Independent
615 E. Michigan St.		Since October 23,	Managing Director,		Trustee, Gottex
Milwaukee, WI		2009	Chief Administrative		Multi-Asset
53202			Officer (“CAO”)		Endowment
Age: 72			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-end
			Granite Capital		investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee,
			(1994-2011).		Gottex Multi-
Alternatives
fund complex
(three closed-end
investment
companies);
Independent
Manager,
Ramius IDF fund
complex (two
closed-end
investment
companies).
Independent
Trustee,
Gottex Trust (an
open-end
investment
company with
one portfolio).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Joseph C.	Chairperson	Indefinite Term;	Executive Vice	38	Trustee, Buffalo
Neuberger(1)	and Trustee	Since August 22,	President, U.S.		Funds (an
615 E. Michigan St.		2001	Bancorp Fund		open-end
Milwaukee, WI			Services, LLC		investment
53202			(1994–present).		company with
Age: 53					ten portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company with
two portfolios).

John P. Buckel	President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	and Principal	Since January 24,	Administrator, U.S.
Milwaukee, WI	Executive	2013	Bancorp Fund
53202	Officer		Services, LLC
Age: 58			(2004-present).

Jennifer A. Lima	Vice President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since January 24,	Administrator, U.S.
Milwaukee, WI	and Principal	2013	Bancorp Fund
53202	Financial and		Services, LLC
Age: 41	Accounting		(2002–present).
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	N/A	N/A
615 E. Michigan St.		Since	U.S. Bancorp
Milwaukee, WI		May 29,	Fund Services,
53202		2015	LLC (April 2012–
Age: 33			present); Research
Associate, Vista360,
LLC (May 2010–
April 2012), Student,
Marquette
University Law
School (August
2007–May 2012).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Anita M. Zagrodnik	Chief	Indefinite Term;	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Since July 1,	President, U.S.
Milwaukee, WI	Officer,	2014	Bancorp Fund
53202	Vice President		Services, LLC
Age: 55	and		(January 2014–
	Anti-Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 21,	Administrator, U.S.
Milwaukee, WI		2011	Bancorp Fund
53202			Services, LLC
Age: 33			(2008–present).

Cullen O. Small	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since January 22,	Administrator, U.S.
Milwaukee, WI		2015	Bancorp Fund
53202			Services, LLC
Age: 28			(2010–present).

Kelly Burns	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since April 23,	Administrator, U.S.
Milwaukee, WI		2015	Bancorp Fund
53202			Services, LLC
Age: 27			(2011–present);
Student Illinois State
University (2006–2011).

Melissa Aguinaga	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 1,	Administrator, U.S.
Milwaukee, WI		2015	Bancorp Fund
53202			Services, LLC
Age: 28			(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

(This Page Intentionally Left Blank.)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAMfunds.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$30,500	$30,500
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  10/29/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date 10/29/15

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  10/29/15

* Print the name and title of each signing officer under his or her signature.